UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: March 07, 2006 (Date of earliest event reported)
Paulson Capital Corp. (Exact name of registrant as specified in its charter)

OR (State or other jurisdiction of incorporation)	0-18188 (Commission File Number)	93-0589534 (IRS Employer Identification Number)

811 SW Naito Pkwy., Ste. 200 (Address of principal executive offices)		97204 (Zip Code)
503-243-6000 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Paulson Investment Company, Inc., the wholly-owned subsidiary of Paulson Capital Corporation (Nasdaq:PLCC), today announced the promotion of Karen Johannes, CPA to the post of Chief Financial Officer effective immediately. Ms. Johannes' appointment to the senior accounting position follows the planned retirement of former CFO Ms. Carol Rice, who will remain with the Company over the near term to assist with the transition.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Paulson Capital Corp. dated March 07, 2006

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 07, 2006	PAULSON CAPITAL CORP. By: /s/ Barbara James Barbara James Asst. Corporate Secretary

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Paulson Capital Corp. dated March 07, 2006